Exhibit 10.1.c

THIRD AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 15, 2013 (this “Amendment”), to the Existing Credit Agreement is among THE SHERIDAN GROUP, INC., a Maryland corporation (the “Borrower”), the Lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (all capitalized terms used herein and defined in Section 1.1 are used herein as therein defined).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lender and the Administrative Agent are all parties to the Third Amended and Restated Credit Agreement, dated as of April 15, 2011 (as amended by the First Amendment to Third Amended and Restated Credit Agreement, dated as of June 6, 2012, the Second Amendment to Third Amended and Restated Credit Agreement, dated as of November 7, 2012, and as further amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lender agree to amend the Existing Credit Agreement, and the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II.

SECTION 2.1.  Amendment to Section 1.01.  Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

The definition of “Maturity Date” is hereby amended by replacing the date “October 15, 2013” with the date “January 14, 2014” where it appears therein.

SECTION 2.2.  Amendment to Section 2.06.  Section 2.06 of the Existing Credit Agreement is hereby amended by (i) re-lettering the existing clause (b) to be clause (c); and (ii) inserting the following new clause (b) in appropriate sequence:

“(b)        Mandatory.  On October 15, 2013, unless previously terminated or reduced below such amount pursuant to this Agreement, (i) the Aggregate Commitments shall automatically be reduced to $10,000,000 and (ii) the Swing Line Sublimit shall automatically be reduced to $7,500,000.”

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received the following:

(a)           counterparts of this Amendment duly executed and delivered on behalf of the Borrower and the Lender;

(b)          evidence that (i) all fees required to be paid to the Administrative Agent on or before the Amendment Effective Date shall have been paid and (ii) all fees required to be paid to the Lender on or before the Amendment Effective Date (including the Amendment Fee (as defined in the letter agreement, dated as of the date hereof, between the Borrower and Bank of America, N.A.)) shall have been paid;

(c)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

(d)          such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and that the Borrower is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

2

ARTICLE IV
MISCELLANEOUS

SECTION 4.1.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 4.3.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.  Delivery of any executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.6.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Borrower which would require the consent of the Lender under the Existing Credit Agreement or any of the Loan Documents.

3

SECTION 4.7.  Representations and Warranties.  To induce the Lender to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lender on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in clauses (a) and (b) of Section 4.02 of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

4

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	THE SHERIDAN GROUP, INC.

By: /s/ Robert M. Jakobe
Name: Robert M. Jakobe
Title: Executive Vice President and CFO

[SIGNATURE PAGE TO THIRD AMENDMENT – SHERIDAN]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Joseph Flynn
Name: Joseph Flynn
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT – SHERIDAN]

LENDER:	BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By: /s/ Joseph Flynn
Name: Joseph Flynn
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT – SHERIDAN]